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(ICC LOGO)                                              (EASYLINK SERVICES LOGO)
INTERNET COMMERCE CORPORATION

PRESS RELEASE

          INTERNET COMMERCE CORPORATION ANNOUNCES DEFINITIVE AGREEMENT
                    TO ACQUIRE EASYLINK SERVICES CORPORATION

NORCROSS, GA AND PISCATAWAY, NJ -- MAY 3, 2007 - Internet Commerce Corporation ("ICC") (NasdaqCM:ICCA) and EasyLink Services Corporation ("EasyLink") (NasdaqCM:EASY) today announced a definitive agreement for ICC to acquire EasyLink. Under the terms of the agreement, ICC will pay $5.80 per share in cash for all of the outstanding shares of EasyLink, for an aggregate transaction value of approximately $67 million. The acquisition is expected to be completed in the third quarter of 2007, subject to customary closing conditions and regulatory approvals as well as stockholder approval from both companies.

ICC's acquisition of EasyLink brings together two market leaders with a shared vision for helping organizations of all sizes improve the flow and exchange of essential data and business documents. By combining forces, ICC creates an entity that brings to market an unrivaled portfolio of offerings, accelerates growth in core network services, gives greater presence in international markets, expands penetration in key industry verticals and extends into new product segments.

"ICC has been dedicated to its 'Growth with Profitability' strategy for three years, and EasyLink represents a perfect fit for expanding our business under that strategy," said Tom Stallings, ICC's chief executive officer. "By bringing these two companies together, we capitalize on an opportunity to increase top-line growth and achieve significant cost synergies across the board. A larger and more broadly based ICC that makes the most of its customer relationships, innovative technologies, talented employees and geographic expansion will become a stronger force in the market, providing operational, business and financial value to customers, employees and stockholders."

Stallings added that ICC is 100% committed to applying the resources required to expand market share, integrate technologies and infrastructure, and streamline operations while ensuring that the company's product offerings and technical support capabilities deliver the best customer experience available.

"This proposed acquisition reflects our resolve to proceed in the best interest of our customers, employees and stockholders," said Tom Murawski, chairman and chief executive officer of EasyLink. "Together EasyLink and ICC will build a company positioned to deliver solid financial performance, innovative technologies, high service standards and an energized workforce. ICC is committed to success globally for its stakeholders, and I strongly believe this acquisition is right for all of EasyLink's constituents."

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York Capital Management LLC ("York Capital") has agreed to provide ICC financing for this transaction. Oppenheimer & Co. Inc. served as financial advisor to ICC in connection with the transaction, and Morris, Manning & Martin, LLP served as legal counsel to ICC. America's Growth Capital, LLC served as financial advisor to EasyLink in connection with the transaction, and Pillsbury Winthrop Shaw Pittman LLP served as legal counsel to EasyLink.

"York Capital is pleased to provide financing to enable ICC's acquisition of EasyLink" said Charles Hale, Managing Director of York Capital. "Both ICC and EasyLink deliver customer value by streamlining supply chains and facilitating critical business processes. We are looking forward to suppprtomg managements' continued creation of innovative e-commerce solutions."

Following completion of the proposed transaction, EasyLink will be integrated within ICC's organization. In the interim, representatives of both companies will team to develop integration plans that leverage synergies, capitalize on best practices and bridge cultures. Until the acquisition is approved and an integration plan has been finalized, ICC and EasyLink will maintain their customer support functions to ensure the integrity and performance of all customers' networks and transactions.

FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION

In connection with the proposed transaction, ICC and EasyLink will each file with the Securities and Exchange Commission ("SEC") and mail to their respective stockholders a proxy statement. Stockholders and potential investors are strongly advised to read carefully the proxy statements and any other relevant documents filed with the SEC as they become available, because they will contain important information about the proposed transaction. Stockholders and potential investors may obtain a copy of the proxy statement when available along with other documents filed by ICC and EasyLink, free of charge, by accessing the SEC website at www.sec.gov or by contacting the companies directly.

To request the proxy statement from ICC: in writing at Internet Commerce Corporation, 6025 The Corners Parkway, Suite 100, Norcross, GA 30092, by telephone at 678-533-8000, or by accessing ICC's website at www.icc.net.

To request the proxy statement from EasyLink: in writing at EasyLink Services Corporation, 33 Knightsbridge Road, Piscataway, NJ 08854, by telephone at 732-652-3819, by email at InvestorRelations@easylink.com, or by accessing EasyLink's website at www.easylink.com.

In addition to the proxy statements, ICC and EasyLink file annual, quarterly and other reports, proxy statements and other information with the SEC. Interested parties may read and copy any reports, statements or other information at the SEC public reference room in Washington, D.C. Information about the public reference room may be obtained by calling the SEC at 1-800-SEC-3030. ICC and EasyLink's filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

ICC and EasyLink and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies from their stockholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers in the solicitation will be more specifically set forth in the proxy statements concerning the proposed transaction that will be filed with the SEC.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

Except for the historical information and discussion contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the companies' filings with the SEC.

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ABOUT INTERNET COMMERCE CORPORATION (ICC)

Internet Commerce Corporation (NasdaqCM: ICCA), headquartered in Norcross, Georgia, is a leader in providing business-to-business e-commerce solutions. Thousands of customers rely on ICC's comprehensive line of solutions, in-depth expertise, and unmatched customer service to help balance cost, fit, and function required to meet unique requirements for trading partner compliance, coordination, and collaboration. With its software solutions, network services, hosted web applications, managed services, and consulting services, ICC is the trusted provider of e-commerce solutions for businesses, regardless of size and level of technical sophistication, to connect them with their trading communities. For more information, visit www.icc.net.

ABOUT EASYLINK SERVICES CORPORATION (EASY LINK)

EasyLink Services Corporation (NasdaqCM: EASY), headquartered in Piscataway, New Jersey, is a leading global provider of outsourced business process automation services that enable medium and large enterprises, including 60 of the Fortune 100, to improve productivity and competitiveness by transforming manual and paper-based business processes into efficient electronic business processes. EasyLink is integral to the movement of information, money, materials, products and people in the global economy, dramatically improving the flow of data and documents for mission-critical business processes such as client communications via invoices, statements and confirmations, insurance claims, purchasing, shipping and payments. Driven by the discipline of Six Sigma Quality, EasyLink helps companies become more competitive by providing the most secure, efficient, reliable, and flexible means of conducting business electronically. For more information, please visit www.EasyLink.com.

ABOUT YORK CAPITAL MANAGEMENT LLC

Founded in 1991, York Capital is an investment advisor that manages in excess of $10 billion in investment capital.

Media Contacts:
                  Terri Deuel         Mike Doyle
                  ICC Corporation     EasyLink Services Corporation
                  +1 (678) 533-8003   +1 (732) 652-3792
                  tdeuel@icc.net      mdoyle@EasyLink.com

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